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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 21, 1998


                      LAKEHEAD PIPE LINE COMPANY, LIMITED
                                  PARTNERSHIP
             (Exact name of registrant as specified in its charter)

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            DELAWARE                                  333-59597                                     39-1715851
  (State or other jurisdiction                  (Commission File No.)                           (I.R.S. Employer
        of incorporation)                                                                      Identification No.)
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       LAKE SUPERIOR PLACE, 21 WEST SUPERIOR STREET, DULUTH, MN 55802-2067
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (218) 725-0100


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ITEM 5.  OTHER EVENTS

On December 21, 1998, Lakehead Pipe Line Partners, L.P., the owner of 98.99% of Lakehead Pipe Line Company, Limited Partnership, issued a press release announcing a tariff filing by its operating partnership for recent capacity expansion programs and net income expectations for 1999. This press release, which is filed as Exhibit 99.1 hereto, is incorporated by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(D)   Exhibits:

      Exhibit No.        Description
      -----------        -----------

      99.1               Press release, dated December 21, 1998.





                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP
                                                       (Registrant)

                                 By:  Lakehead Pipe Line Company, Inc.
                                      as General Partner

                                      /S/  Mark Maki
                                    --------------------------------------------
                                    M. A. Maki
                                    Chief Accountant
                                    (Principal Financial and Accounting Officer)


Date: December 23, 1998